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                                                                  EXHIIBIT 10.14

                             ALLTRISTA CORPORATION

                        1993 DEFERRED COMPENSATION PLAN
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                             ALLTRISTA CORPORATION
                        1993 DEFERRED COMPENSATION PLAN
           (Amended and Restated in its Entirety, November 21, 1996
                   and Further Amended on February 1, 2001)


1.   Statement of Purpose

     The purpose of the 1993 Deferred Compensation Plan, as amended November 1996 and February 2001, (the "Plan") is to aid Alltrista Corporation (the "Company") and its subsidiaries in attracting and retaining key employees by providing a non-qualified deferred compensation vehicle.


2.   Definitions

     2.1. Beneficiary - "Beneficiary" means the person or persons designated as
          -----------
          such in accordance with Section 8.

     2.2. Class Year - "Class Year" means the year in respect of which
          ----------
          compensation is deferred under the Plan.

     2.3. Committee - "Committee" (also referred to as the "Executive
          ---------
          Compensation Committee") means the committee appointed by the Board of Directors that will administer the Plan.

     2.4. Compensation - "Compensation" means the Participant's incentive
          ------------
          compensation for the Class Year.

     2.5. Declining Balance Installments - "Declining Balance Installments"
          ------------------------------
          means a series of annual payments such that each payment is determined by taking that portion of the Participant's Deferred Compensation Account in the Equity Index Account as of the Distribution Date and dividing by the number of years of distributions remaining.

     2.6. Deferral Amount - "Deferral Amount" means the amount of Elective
          ---------------
          Deferred Compensation deferred by the Participant for each Class Year.

     2.7. Deferred Compensation Account - "Deferred Compensation Account" means
          -----------------------------
          the account for each Class Year maintained by the Company for each Participant pursuant to Section 6 or the account that has been established pursuant to the Transfer and Consent Form.

     2.8. Disability - "Disability" means the Participant is receiving
          ----------
          disability benefits under the long term disability benefit plan sponsored by the Employer or one of its subsidiaries.

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     2.9. Distribution Date - "Distribution Date" means the date on which the
          -----------------
          Employer makes distributions from the Participant's Deferred Compensation Account.

    2.10. Effective Date - "Effective Date" means January 1, 1993, the date on
          --------------
          which the Plan commenced.

    2.11. Election Form - "Election Form" means the form or forms attached to
          -------------
          this Plan and filed with the Executive Compensation Committee of Alltrista Corporation, or in the event such Deferred Compensation Account was established pursuant to the Transfer and Consent Form, then the form filed with the Executive Compensation Committee of Ball Corporation by the Participant in order to participate in the 1989 Ball Corporation Deferred Compensation Plan. The terms and conditions specified in the Election Form(s) are incorporated by reference herein and form a part of the Plan.

    2.12. Elective Deferred Compensation - "Elective Deferred Compensation"
          ------------------------------
          means the amount elected to be deferred by an Eligible Employee in his/her Election Form.

    2.13. Eligible Employee - "Eligible Employee" means any employee of the
          -----------------
          Company who has been selected by the Executive Compensation Committee.

    2.14. Employer - "Employer" means Alltrista Corporation and any of its fifty
          --------
          percent (50%) or more owned subsidiaries.

    2.15. Equity Index Account - "Equity Index Account" means an investment
          --------------------
          option providing for a return based upon the hypothetical investment of the Deferral Amount, or a portion thereof, in the S&P 500 Index.

    2.16. Executive Compensation Committee - "Executive Compensation Committee"
          --------------------------------
          (also referred to as the "Committee") means the committee appointed by the Board of Directors that will administer the Plan.

    2.17. Fixed Account - "Fixed Account" means an investment option providing
          -------------
          for a stated amount of interest to be credited to the Deferral Amount, or a portion thereof, based on Moody's.

    2.18. Investment Allocation Change Form - "Investment Allocation Change
          ---------------------------------
          Form" means the form attached to this Plan and filed with the Committee by the Participant in order to request a change in the allocation of the Participant's Deferred Compensation Account(s) between the Fixed Account and the Equity Index Account. The terms and conditions specified in the Investment Allocation Change Form are incorporated by reference herein and form a part of the Plan.

    2.19. Moody's - "Moody's" means the annual average composite yield on
          -------
          Moody's Seasoned Corporate Bond Yield Index for the twelve (12) months ending the October 31st immediately preceding the Valuation Date, as determined from Moody's Bond Record published by Moody's Investors Service, Inc. (or any

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          successors thereto), or, if such yield is no longer published, a substantially similar average selected by the Company.

    2.20. Participant - "Participant" means an Eligible Employee participating
          -----------
          in the Plan in accordance with the provisions of Section 4.

    2.21. S&P 500 Investment Return - "S&P 500 Investment Return" means the
          -------------------------
          return used to determine the amount of gain or loss credited to that portion of a Participant's Deferred Compensation Account in the Equity Index Account under Sections 6.5 and 6.6. The return for a Class Year shall be determined by using a hypothetical investment in the Standard & Poor's 500 Composite Stock Index inclusive of reinvested dividends less management fees (currently 25 basis points a year, but may be changed by the Committee to no more than 50 basis points).

    2.22. Substantially Equal Installments - "Substantially Equal Installments"
          ---------------------------------
          means a series of annual payments such that equal payments over the remaining payment period would exactly amortize the Deferred Compensation Account balance in the Fixed Account as of the Distribution Date if the credited interest rate remained constant at the level credited as of the Valuation Date immediately preceding the Distribution Date for the remainder of the payment period.

    2.23. Termination of Employment - "Termination of Employment" means the
          -------------------------
          termination of a Participant's employment with the Employer for any reason other than Disability.

    2.24. Transfer and Consent Form - "Transfer and Consent Form" means the
          -------------------------
          Transfer and Consent Form attached to this Plan and filed with the Executive Compensation Committee of Alltrista Corporation. The terms and conditions specified in the Transfer and Consent Form are incorporated by reference herein and form a part of the Plan.

    2.25. Valuation Date - "Valuation Date" means the date on which the value of
          --------------
          a Participant's Deferred Compensation Account for each Class Year is determined as provided in Section 6 hereof. Unless and until changed by the Committee, the Valuation Date shall be the last day of each calendar year.

3.   Administration of the Plan

     The Executive Compensation Committee, by appointment of the Board of Directors of the Company, shall be the sole administrator of the Plan. The Committee shall have full power to formulate additional details and regulations for carrying out this Plan. The Committee also shall be empowered to make any and all of the determinations not authorized specifically herein that may be necessary or desirable for the effective

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     administration of the Plan.  Any decision or interpretation of any provision of this Plan adopted by the Committee shall be final and conclusive.

4.   Participation

     Participation in the Plan shall be limited to Eligible Employees who elect to participate in the Plan by filing an Election Form with the Committee prior to the commencement of the Class Year to which the Election Form applies, or at such earlier time as determined by the Committee. Notwithstanding the foregoing, an employee who first becomes an Eligible Employee during any Class Year may elect to participate in the Plan for such Class Year by filing an Election Form within thirty (30) days after becoming an Eligible Employee.

     The minimum annual deferral shall be $1,000, and the maximum deferral shall be one hundred percent (100%) of the Participant's Compensation.

     An Eligible Employee, who also has elected to defer incentive compensation attributable to prior years under the Ball Corporation 1989 Deferred Compensation Plan, may elect to transfer, the December 31 of the calendar year preceding the year in which the Participant becomes an Eligible Employee, to this Plan the dollar value, including any interest thereon, of all his/her deferred compensation account as of December 31 of the calendar year preceding the year in which the Participant becomes an Eligible Employee. Such amounts, including interest, shall be deemed to be Deferral Amounts under this Plan as of the close of business on December 31 of the calendar year preceding the year in which the Participant becomes an Eligible Employee, and no interest shall be earned for that calendar year.

5.   Vesting of Deferred Compensation Account

     A Participant's interest in his/her Deferred Compensation Account and interest credited thereto shall vest immediately.

6.   Accounts and Valuations

     6.1. Deferred Compensation Accounts.  The Committee shall establish and
          ------------------------------
          maintain a separate Deferred Compensation Account for each Participant for each Class Year. Elective Deferred Compensation, except for transfers from the Ball Corporation 1989 Deferred Compensation Plan as described in Section 4, shall be deemed credited to the Deferred Compensation Account as of the close of business on December 31 of the Class Year, and no interest or gain/loss shall be earned for that calendar year.

     6.2. Investment Allocation of Deferred Compensation Account.  The
          -------------------------------------------------------
          Participant's Deferral Amount shall be deemed to be invested in either the Fixed Account or the Equity Index Account in accordance with the Participant's election.

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     6.3. Interest Rate Credited.  That portion of the Participant's Deferred
          ----------------------
          Compensation Account in the Fixed Account shall be credited with interest on each Valuation Date, as provided hereinafter, at an annual rate equal to Moody's.

     6.4. Timing of Crediting of Interest.  That portion of the Participant's
          -------------------------------
          Deferred Compensation Account in the Fixed Account shall be revalued and credited with interest as of each Valuation Date. As of each Valuation Date, the value of that portion of the Participant's Deferred Compensation Account in the Fixed Account shall consist of the balance of such Deferred Compensation Account as of the immediately preceding Valuation Date plus the amount of any Elective Deferred Compensation credited to the Fixed Account and any transfers from the Equity Index Account, if any, made to such Deferred Compensation Account since the preceding Valuation Date, minus the amount of all distributions and transfers to the Equity Index Account, if any, made from such Deferred Compensation Account since the preceding Valuation Date. As of each Valuation Date, interest shall be credited on that portion of the Participant's Deferred Compensation Account in the Fixed Account since the immediately preceding Valuation Date after adjustment for any additions thereto or distributions or transfers therefrom. Normal benefit distributions (under Section 7.1) from the Fixed Account made on or before February 15 of the year of payment will be considered to have been made from the account and deducted from the account balance as of January 1 of such year for the purpose of crediting interest under this Section 6.4. Interest on Hardship Benefits distributed from the Fixed Account will be prorated to the date of distribution for the purpose of crediting interest under this Section 6.4.

     6.5. Investment Return Credited. That portion of the Participant's Deferred
          --------------------------
          Compensation Account in the Equity Index Account shall be credited annually with an investment return at a rate equal to the S&P 500 Investment Return

     6.6. Timing of Crediting of Investment Return.  That portion of the
          -----------------------------------------
          Participant's Deferred Compensation Account in the Equity Index Account shall be revalued and credited with investment return as of each Valuation Date. As of each Valuation Date, the value of that portion of the Participant's Deferred Compensation Account in the Equity Index Account shall consist of the balance of such Equity Index Account as of the immediately preceding Valuation Date, plus any Elective Deferred Compensation credited to the Equity Index Account and any transfers from the Fixed Account since the preceding Valuation Date, minus the amount of all distributions and transfers to the Fixed Account, if any, made from such Equity Index Account since the preceding Valuation Date. As of each Valuation Date, the investment return shall be credited on that portion of the Participant's Deferred Compensation Account in the Equity Index Account since the immediately preceding Valuation Date after adjustment for any additions thereto or distributions or transfers therefrom. Benefit distributions (under
          Section 7) from the Equity Index Account made on or before February 15 of the year of payment will be considered to have been made and deducted from the account balance as of January 1 of such year for the purpose of crediting investment return under this Section 6.6. The investment return on Hardship

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          Benefits distributed from the Equity Index Account will be calculated to the date of distribution for the purpose of crediting the investment return under this Section 6.6.

     6.7. Change of Investment Allocation by a Participant.  A Participant may
          -------------------------------------------------
          make different investment allocations for each Class Year, and may change a Class Year's investment allocation once a year. Any change will be effective as of January 1 of the next year if the Participant submits an Investment Allocation Change Form to the Committee by December 15 of any Plan year.

7.   Benefits

     7.1. Normal Benefit
          --------------

          a. A Participant's Deferred Compensation Account shall be paid to the Participant as requested in his/her Election Form, subject to the terms and conditions set forth in the Plan, including the Election Form. If a Participant elects to receive payment of his/her Deferred Compensation Account in the Fixed Account in installments, payments shall be made in Substantially Equal Installments. If a Participant elects to receive payment of his/her Deferred Compensation Account in the Equity Index Account in installments, payments shall be made in Declining Balance Installments. Unless the Executive Compensation Committee determines otherwise, and subject to the provisions of Section
               7.4. as to when payments shall commence, distribution payments, whether lump sum or installment, shall be made on or before the fifteenth (15th) day of February of each year. A Participant may elect different payment schedules for different Class Year Deferred Compensation Accounts.

          b. If a Participant dies before receiving his/her total Deferred Compensation Account balances, whether distributions have commenced earlier or not, his/her Beneficiary shall be entitled to the remaining account balances in accordance with the payment elections in the Election Form, except that such payments, if not already commenced, shall commence on or before February 15 next following the date of the Participant's death.

     7.2. Hardship Benefit.  In the event that the Executive Compensation
          ----------------
          Committee, upon written request of a Participant or Beneficiary of a deceased Participant, determines in its sole discretion, that such person has suffered an unforeseeable financial emergency, the Company shall pay to such person, from the Deferred Compensation Account designated by the Participant or Beneficiary, as soon as practicable following such determination, an amount necessary to meet the emergency, not in excess of the amount of the Deferred Compensation Account. The Deferred Compensation Account of the Participant shall thereafter be reduced to reflect the payment as of the date paid of a Hardship Benefit.

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     7.3. Request to Committee for Delay in Payment.  A Participant shall have
          ------------------------------------------
          no right to modify in any way the schedule for the distribution of amounts from his/her Deferred Compensation Account that he/she has specified in his/her Election Form. However, upon a written request submitted by the Participant to the Committee, the Committee may, in its sole discretion, for each Class Year:

          . Postpone one time the date on which payment shall commence, but not beyond the year in which he/she will attain age seventy-one
               (71); and

          . At the same time, increase the number of installments to a number not to exceed fifteen (15).

          Any such request(s) must be made prior to the earlier of (a) the beginning of the year that the Participant has elected for distributions to commence, or (b) the Termination of Employment.

     7.4. Date of Payments.  Except as otherwise provided in this plan,
          ----------------
          payments under this Plan shall begin on or before the fifteenth (15th) day of February of the calendar year following receipt of notice by the Executive Compensation Committee of an event that entitles a Participant (or Beneficiary) to payments under the Plan, or at such earlier date after receipt of such notice as may be determined by the Executive Compensation Committee.

     7.5. Termination of Employment Before Age 55.  In the event that a
          ----------------------------------------
          Participant has a Termination of Employment prior to his/her attaining age fifty-five (55) (other than by death, for which benefits and/or accounts will be paid in accordance with Section 7.1.b.), then, whether or not distributions have earlier commenced, the Participant's Deferred Compensation Account will be paid to him/her in a lump sum on or before the fifteenth (15th) day of February in the year following the year in which the Termination of Employment occurred, unless otherwise determined by the Committee. Upon written request of the Participant made within thirty (30) days following Termination of Employment, the Committee may, in its sole discretion, determine that, in lieu of a lump sum, payments shall be made to the Participant in not more than five (5) Substantially Equal Installments, commencing on or before such next fifteenth (15th) day of February following the date of Termination of Employment. The interest or investment return credited to the Participant's Deferred Compensation Account on the Valuation Date next following the Termination of Employment shall be as provided in Section 6., above. If payments are to be made in installments, all Class Years including both Fixed and Equity Index Accounts will be combined into one amount that will be the Participant's Deferred Compensation Account going forward and the interest rate credited to the Participant's Deferred Compensation Account on all Valuation Dates subsequent to the Valuation Date next following Termination of Employment (and to be considered as the interest rate on such Valuation Date next following Termination of Employment for the sole purpose of calculation Substantially Equal Installments under Section 2.22.,

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          above) shall be limited to the daily weighted average borrowing rate paid by the Company during the then calendar year for total borrowing.

     7.6. Taxes: Withholding.  To the extent required by law, the Company shall
          ------------------
          withhold from payments made hereunder any amount required to be withheld by the federal government, or any state or local government.

     7.7. Liquidating Distributions.  Notwithstanding any provisions of the
          -------------------------
          Plan or the Participant's Election Form to the contrary, upon written request for a Liquidating Distribution submitted by the Participant (or Beneficiary) to the Executive Compensation Committee, the Committee may, in its sole discretion, (or, following a Change in Control, the Committee must) pay to the Participant (or Beneficiary following the death of Participant) the Participant's (or Beneficiary's) Liquidating Distribution Account Balance in a lump sum as soon as practicable, but no later than 60 days, following the request.

          "Liquidating Distribution" shall mean a distribution requested by the Participant (or Beneficiary) in writing directed to the Committee and specifically referencing this section. If the Participant requesting the Liquidating Distribution is, at the time of the request, an active employee of the Employer, "Liquidating Distribution Account Balance" shall mean all of the Deferred Compensation Accounts under the Plan in which the Participant has an undistributed balance, increased by interest credited or investment return credited or debited on the account(s) to the date of distribution from the preceding Valuation Date, and decreased by a forfeiture penalty equal to six percent (6%) of the value of the Participant's Deferred Compensation Account(s) as of the date of distribution. If the Participant requesting the Liquidating Distribution is, at the time of the request, no longer an active employee of the Employer, or in the case of a request made by a Participant's Beneficiary, "Liquidating Distribution Account Balance" shall mean all of the Deferred Compensation Accounts under the Plan in which the Participant (or Beneficiary) has an undistributed balance and all of the Deferred Compensation Accounts under any Comparable Plans maintained by the Employer in which the Participant (or Beneficiary) has an undistributed balance, increased by interest credited or investment return credited or debited on the account(s) to the date of distribution from the preceding Valuation Date, and decreased by a forfeiture penalty equal to six percent (6%) of the value of the Participant's (or Beneficiary's) Deferred Compensation Account(s) as of the date of distribution. "Comparable Plans" shall mean the Alltrista Corporation 1993 Deferred Compensation Plan, the Alltrista Corporation 1993 Deferred Compensation Plan for Selected Key Employees, and any comparable successor plans so designated by the Committee.

          Notwithstanding any provisions of the Plan to the contrary, if a Participant requests a Liquidating Distribution within sixty (60) days following the effective date of a Change in Control, the Liquidating Distribution Account Balance shall be paid as set forth above except that the forfeiture penalty of six percent (6%) of

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          the value of the Participant's (or Beneficiary's) Deferred
          Compensation Account(s) as of the date of distribution shall not be applied.

          Notwithstanding any provisions of the Plan or the Participant's Election Form to the contrary, if the Participant requesting the Liquidating Distribution is, at the time of the request, an active employee of the Employer, then the Participant shall, for a period of two (2) Class Years beginning with the Class Year during which the request for Liquidating Distribution is made, be ineligible to participate in the Plan or any Comparable Plans with respect to any Compensation not yet deferred.

          For purposes of this Section, a "Change in Control" shall be deemed to have occurred if:

               (a) any "Person", which shall mean a "person" as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding securities;

               (b) at any time during any period of two consecutive years, individuals, who at the beginning of such period constitute the Board, and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) of this Section) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

               (c) the shareholders of the Company approved a merger or consolidation of the Company with any other company, other than (i) a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50 percent of the combined voting power of the voting securities of the Company, or such surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquired 50 percent or more of the combined voting power of the Company's then outstanding securities; or

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               (d)  the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

8.   Beneficiary Designation

     With respect to those Participants who have filed a Transfer and Consent form with the Executive Compensation Committee of Alltrista Corporation, their Beneficiary or Beneficiaries (both principal and contingent) shall be as designated under the terms of the 1989 Ball Corporation Deferred Compensation Plan, unless or until a new Beneficiary designation form is filed with the Committee, or the then existing Beneficiary is revoked by divorce.

     A Participant shall have the right at any time, and from time to time, to designate and/or change or cancel any person, persons, or entity as his/her Beneficiary or Beneficiaries (both principal and contingent) to whom payment under this Plan shall be paid in the event of his/her death prior to complete distribution to Participant of the benefits due him/her under the Plan. Each beneficiary change or cancellation shall become effective only when filed in writing with the Executive Compensation Committee during the Participant's lifetime on a form provided by the Committee.

     The filing of a new Beneficiary designation form will cancel all Beneficiary designations previously filed. Any finalized divorce of a Participant subsequent to the date of filing of a Beneficiary designation form shall revoke such designation if it was for the spouse Participant subsequently divorced. The spouse of a married Participant domiciled in a community property jurisdiction shall be required to join in any designation of Beneficiary or Beneficiaries other than the spouse in order for the Beneficiary designation to be effective.

     If a Participant fails to designate a Beneficiary as provided above, or if his/her beneficiary designation is revoked by divorce, or otherwise, without execution of a new designation, or if all designated Beneficiaries predecease the Participant, then the distribution of such benefits shall be made in a lump sum to the Participant's estate.

     If any installment distribution has commenced to a Beneficiary and the Beneficiary dies before receiving all installments, any remaining installments shall be paid in a lump sum to the estate of the Beneficiary.

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9.   Amendment and Termination of Plan

     9.1. Amendment.  The Board of Directors at any time may amend the Plan in
          ---------
          whole or in part, provided, however, that no amendment shall be effective to reduce the value of any Participant's Deferred Compensation Account or to affect the Participant's vested right therein, and, except as provided in 9.2. or 9.3., no amendment shall be effective to decrease the future benefits under the Plan payable to any Participant or Beneficiary with respect to any Elective Deferred Compensation that was deferred prior to the date of the amendment. Written notice of any amendments shall be given promptly to each Participant.

     9.2. Termination of Plan
          -------------------

          a.   Employer's Right to Terminate.  The Board of Directors at any
               -----------------------------
               time may terminate the Plan as to prospective contributions and credits of interest or investment return, if it determines in good faith that the economic acceptability of the Plan has been substantially impaired and that the resulting cost to the Company is substantially and unacceptably greater than the cost anticipated at the Effective Date. No such termination of the Plan shall reduce the balance in a Participant's Deferred Compensation Account or affect the Participant's vested right therein.

          b.   Payments Upon Termination of Plan.  Upon termination of the Plan
               ---------------------------------
               under this Section 9.2., Compensation for additional Class Years shall not be deferred under the Plan. With respect to then-existing Deferred Compensation Accounts, the Employer will, depending upon the Participant's election at that time: (i) pay to the Participant, in a lump sum, the value of each of his/her Deferred Compensation Accounts; (ii) continue to defer the Compensation under the Plan, but with only the Fixed Account option and with the interest rate credited on all future Valuation Dates to be equal to the daily average of the best interest rate available to the Company during the then calendar year for short-term borrowings; or (iii) make such other arrangement as the Committee determines appropriate.

     9.3. Successors and Mergers, Consolidations or Change in Control. The
          -----------------------------------------------------------
          terms and conditions of this Plan and Election Form shall inure to the benefit of and bind the Company, the Participants, their successors, assigns, and personal representatives. If substantially all of the stock or assets of the Company are acquired by another corporation or entity, or if the Company is merged into, or consolidated with, another corporation or entity, then the obligations created hereunder shall be obligations of the acquirer or successor corporation or entity.

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10.  Miscellaneous

     10.1. Unsecured General Creditor.  Participants and their beneficiaries,
           --------------------------
           heirs, successors and assigns shall have no legal or equitable rights, interests, or other claims in any property or assets of the Employer, nor shall they be beneficiaries of, or have any rights, claims, or interests in any life insurance policies, annuity contracts, or the policies therefrom owned or that may be acquired by the Company ("Policies"). Such Policies or other assets shall not be held under any trust for the benefit of Participants, their beneficiaries, heirs, successors, or assigns, or held in any way as collateral security for the fulfilling of the obligations of the Company under this Plan. Any and all of such assets and policies shall be and remain general, unpledged, unrestricted assets of the Employer. The Company's obligation under the Plan shall be that of an unfunded and unsecured promise to pay money in the future.

     10.2. Obligations to the Employer.  If a Participant becomes entitled to a
           --------------------------
           distribution of benefits under the Plan, and if at such time the Participant has outstanding any debt, obligation, or other liability representing an amount owed to the Employer, then the Employer may offset such amounts owing it or an affiliate against the amount of benefits otherwise distributable. Such determination shall be made by the Committee.

     10.3. Non-Assignability.  Neither a Participant nor any other person shall
           -----------------
           have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage, or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, that are, and all rights to which are expressly declared to be unassignable and nontransferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

     10.4. Employment or Future Eligibility to Participant Not Guaranteed.
           --------------------------------------------------------------
           Nothing contained in this Plan, nor any action taken hereunder, shall be construed as a contract of employment or as giving an Eligible Employee any right to be retained in the employ of the Employer. Designation as an Eligible Employee may be revoked at anytime by the Executive Compensation Committee with respect to any Compensation not yet deferred.

     10.5. Gender Singular and Plural. All pronouns and any variations
           ---------------------------
           thereof shall be deemed to refer to the masculine, feminine, or neuter, as the identity of the person or persons may require. As the context may require, the singular may be read as the plural and the plural as the singular.

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

     10.6. Captions.  The captions to the articles, sections, and paragraphs of
           --------
           this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

     10.7. Protective Provisions.  A Participant will cooperate with the
           ---------------------
           Company by furnishing any and all information requested by the Company in order to facilitate the payment of benefits hereunder, including taking such physical examinations as the Company reasonably may deem necessary and taking such other relevant action as may be requested by the Company. If a Participant refuses to cooperate, the Company shall have no further obligation to the Participant under the Plan. If, during the two-year period beginning on the first day of a Plan Cycle, the Participant commits suicide, or dies after providing any material misstatement of information or nondisclosure or medical history with regard to a Cycle, then no benefits shall be payable to such Participant or his/her Beneficiary from such Cycle other than a return of the Participant's Deferral Amount.

     10.8. Applicable Law.  This Plan shall be governed and construed in
           --------------
           accordance with the laws of the State of Indiana.

     10.9. Validity.  In the event any provision of this Plan is held invalid,
           --------
           void, or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of this Plan.

    10.10. Notice.  Any notice or filing required or permitted to be given to
           ------
           the Executive Compensation Committee shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the principal office of the Company, directed to the attention of the President of the Company. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

                                       14